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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 15, 2001

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-D
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


      UNITED STATES                  333-44924                88-0359494
      -------------                  ---------                ----------
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
    of Incorporation)                 Number)             Identification No.)


c/o  AmeriCredit Financial Services, Inc.                 76102
     Attention: Chris A. Choate, Esq.                     -----
     801 Cherry Street, Suite 3900                      (Zip Code)
     Fort Worth, Texas
     (Address of Principal Executive Offices)


       Registrant's telephone number including area code - (817) 302-7000
                 -----------------------------------------------


          (Former name or former address, if changed since last report)


===============================================================================


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

Description of the Securities and the Auto Loans

         AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,800,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2001-D (the "Trust") issued $234,000,000 Class A-1 2.39125% Automobile Receivables Backed Notes, $610,000,000 Class A-2 Floating Rate Automobile Receivables Backed Notes, $481,000,000 Class A-3 Floating Rate Automobile Receivables Backed Notes and $475,000,000 Class A-4 4.41% Automobile Receivables Backed Notes, (collectively, the "Notes") on October 24, 2001 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

         The Notes were issued pursuant to an Indenture attached hereto as
EXHIBIT 4.1, dated as of October 17, 2001, between the Trust and Bank One, NA, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

         The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

         As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated October 17, 2001 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.


Item 5.  OTHER EVENTS

         The consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2000 and 1999 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K, as amended, of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of June 30, 2001, included in the Quarterly Reports on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended June 30, 2001 are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of January 17, 2001 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         1.1 Underwriting Agreement, dated as of October 17, 2001, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Corp., as Seller (the "Seller"), and J.P. Morgan Securities Inc., as Representative of the Underwriters (the "Representative").

         4.1 Indenture, dated as of October 17, 2001, between AmeriCredit Automobile Receivables Trust 2001-D (the "Trust") and Bank One, NA, as Trustee and Trust Collateral Agent.

         4.2 Amended and Restated Trust Agreement, dated as of October 17, 2001, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

         4.3 Sale and Servicing Agreement, dated as of October 17, 2001, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

         4.4 Financial Guaranty Insurance Policy, dated as of October 24, 2001 and delivered by Financial Security Assurance Inc. (the "Insurer").

         10.1 Purchase Agreement, dated as of October 17, 2001, between AmeriCredit Financial Services Inc., as Seller, and AFS Funding Corp., as Purchaser.

         10.2 Indemnification Agreement, dated as of October 24, 2001, among the Insurer, the Seller and the Representative.

         23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

         23.2 Report of PWC regarding financial statement of the Trust.

         23.3 Consent of PWC regarding financial statements of the Insurer.

         99.1 Statistical information for the receivables as of the Initial Cutoff Date.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AMERICREDIT AUTOMOBILE RECEIVABLES
                                TRUST 2001-D

                                By: AmeriCredit Financial Services, Inc.,
                                    as Sponsor


                                    By:  /S/ PRESTON MILLER
                                         ---------------------------------
                                         Name:  Preston Miller
                                         Title:    Senior Vice President and
                                                   Treasurer

Dated:  October 31, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

1.1        Underwriting Agreement, dated as of October 17, 2001, among AmeriCredit
           Financial Services, Inc., as Sponsor, AFS Funding Corp., as Seller (the
           "Seller"), and J.P. Morgan Securities Inc., as Representative of the
           Underwriters (the "Representative").

4.1        Indenture, dated as of October 17, 2001, between AmeriCredit Automobile
           Receivables Trust 2001-D (the "Trust") and Bank One, NA, as Trustee and Trust
           Collateral Agent.

4.2        Amended and Restated Trust Agreement, dated as of October 17, 2001, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

4.3        Sale and Servicing Agreement, dated as of October 17, 2001, among the Trust,
           AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One,
           NA, as Backup Servicer and Trust Collateral Agent.

4.4 Financial Guaranty Insurance Policy, dated as of October 24, 2001 and delivered by Financial Security Assurance Inc. (the "Insurer").

10.1       Purchase Agreement, dated as of October 17, 2001, between AmeriCredit
           Financial Services Inc., as Seller, and AFS Funding Corp., as Purchaser.

10.2       Indemnification Agreement, dated as of October 24, 2001, among the Insurer, the Seller and the Representative.

23.1       Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.
23.2       Report of PWC regarding financial statement of the Trust.

23.3       Consent of PWC regarding financial statements of the Insurer.

99.1       Statistical information for the receivables as of the Initial Cutoff Date.


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